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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 of our report dated May 31, 1994, on our audits of the financial statements of Mauser Prazisions-Messmittel GmbH. We also consent to the reference to our firm under the caption "Experts".

                                          Coopers & Lybrand
                                          Wirtschafteprufungsgesellschaft
                                          Gesellschaft mit beschrankter
                                           Haftung

Munich, Germany
June 23, 1994